SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – October 19, 2006

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

Honeywell International Inc. will hold its third quarter 2006 earnings release conference call on Thursday, October 19th at 9:00 a.m. Eastern Time. The earnings release was distributed on BusinessWire approximately one hour prior to the conference call. Interested investors may access the conference call by dialing (706) 643-7681 or through a World Wide Web simulcast available at the “Investor Relations” section of the company’s website (http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the conference call. Investors are advised to log on to the website at least 15 minutes prior to the conference call to allow sufficient time for downloading any necessary software.

Honeywell International Inc. issued its third quarter 2006 earnings release on October 19th, which is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit 99

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2006	HONEYWELL INTERNATIONAL INC.
	By:	/s/ Thomas F. Larkins
Thomas F. Larkins Vice President, Corporate Secretary and Deputy General Counsel